UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CenturyTel, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2010

CENTURYTEL, INC.

BROKER
LOGO
HERE

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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 22, 2010
Date: May 20, 2010 **Time:** 2:00 PM CDT
Location: Corporate Conference Room
CenturyLink Headquarters
100 CenturyLink Drive
Monroe, Louisiana

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report 3. Q & A Letter How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2010 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do R2.09.05.010 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the _2 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any 0000060321 special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Internal Use Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 W. Bruce Hanks   02 C.G. Melville, Jr.   03 William A. Owens   04 Glen F. Post, III

The Board of Directors recommends you vote FOR the following proposal(s):

2 To ratify the appointment of KPMG LLP as our independent auditor for 2010.

3 To amend our articles of incorporation to change our name to CenturyLink, Inc.

4 To approve our 2010 Executive Officer Short-Term Incentive Plan.

The Board of Directors recommends you vote AGAINST the following proposal(s):

5 To act upon a shareholder proposal regarding network management practices.

6 To act upon a shareholder proposal regarding limitation of executive compensation.

7 To act upon a shareholder proposal regarding executive stock retention.

8 To act upon a shareholder proposal regarding executive compensation advisory votes.

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0000060321_3 R2.09.05.010

Voting items Continued Reserved for Broadridge Internal Control Information NOTE: If you plan to attend the meeting and would like directions, please see the Company’s proxy statement. Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS R2.09.05.010 AS REQUIRED BY THE NEW YORK STOCK EXCHANGE _4 0000060321 Broadridge Internal Use Only P99999-010 Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # 12 Sequence15 # # of # Sequence # # OF #

WHAT YOU SHOULD KNOW ABOUT
DELIVERY OF OUR 2010 PROXY MATERIALS
          This year, instead of mailing a printed copy of our proxy materials to each shareholder of record, we decided to provide access to these materials via the Internet. Accordingly, on or about April 7, 2010, we began mailing the accompanying Notice of Internet Availability of Proxy Materials to all shareholders of record as of March 22, 2010, and posted our proxy materials on the website described in the Notice. The following information addresses certain questions you may have regarding this process.
Why didn’t I receive a copy of the proxy materials in the mail?
          The Securities and Exchange Commission recently adopted new rules that allow us to send you a short notice that proxy materials are available electronically instead of a full package containing a proxy card, annual report and proxy statement. You can request that we send paper copies of the proxy materials, as described further below. The rules are not mandatory, and we may still choose to mail paper copies of proxy materials to all or some of our shareholders.
How do these rules work?
          The rules permit us to send (or request that brokers send) a short notice instead of the traditional large proxy package. This conserves paper and reduces our printing and mailing costs. As explained further in the accompanying Notice, you have the option of (1) accessing the proxy materials online, including instructions on how to vote, or (2) requesting that paper copies of those materials be sent or e-mailed to you.
Can I receive paper proxy packages now and in the future?
          Yes. If you are a shareholder of record, you may contact us as directed on the accompanying Notice and request that we mail you paper proxy packages. This selection will apply to all future proxy mailings by us, until you notify us that you no longer wish to receive paper proxy packages.
          If you hold shares of our common stock in street name through a broker, you should request paper proxy packages from the broker in the manner specified by them.
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